                                                                   EXHIBIT 99.5
                             LETTER OF TRANSMITTAL


                       DESCRIPTION OF SHARES SURRENDERED
-------------------------------------------------------------------------------

 NAME(S)
   AND
ADDRESSES
    OF
REGISTERED
 HOLDERS
 (PLEASE            SHARES SURRENDERED
 FILL IN,       (ATTACH ADDITIONAL LIST IF
IF BLANK)               NECESSARY)
---------------------------------------------
                                   NUMBER
                  SHARE           OF SHARES
               CERTIFICATE     REPRESENTED BY
                NUMBER(S)      CERTIFICATE(S)
               ------------------------------

               ------------------------------

               ------------------------------

               ------------------------------

               ------------------------------

               ------------------------------

               ------------------------------
               TOTAL SHARES
---------------------------------------------

   To Accompany Certificate(s) Formerly Representing Shares of Common Stock
                                      of
                             DYNATECH CORPORATION
                   Surrendered For Exchange and Cash Payment
                            Pursuant to the Merger
                                      of
                            CDRD MERGER CORPORATION
                                     into
                             DYNATECH CORPORATION
               The Exchange and Paying Agent For the Merger is:
                               BankBoston, N.A.

        By Hand:                   By Mail:             By Overnight Delivery:
 Securities Transfer &     (insured or registered           BankBoston, N.A.
       Reporting                recommended)           Corporate Reorganization
     Services, Inc.           BankBoston, N.A.                Department
  c/o Boston EquiServe   Corporate Reorganization         150 Royall Street
           LP                    Department             Canton, Massachusetts
 55 Broadway-3rd Floor         P.O. Box 8029                    02021
   New York, New York      Boston, Massachusetts
  Attention: Delivery            02266-8029
         Window


  THIS LETTER OF TRANSMITTAL SHOULD BE COMPLETED, SIGNED AND SUBMITTED TOGETHER WITH YOUR CERTIFICATE(S) FORMERLY REPRESENTING SHARES OF COMMON STOCK ("SHARES") OF DYNATECH CORPORATION, TO ONE OF THE ADDRESSES SET FORTH ABOVE. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW. YOU MUST ALSO COMPLETE THE SUBSTITUTE W-9 SET FORTH BELOW UNLESS YOU ARE A FOREIGN STOCKHOLDER, IN WHICH CASE YOU SHOULD CONSULT THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL TO DETERMINE WHICH CERTIFICATIONS YOU MUST COMPLETE.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

[_]If any of the Certificates that you own have been lost or destroyed, check this box and see Instruction 8. Please fill out the remainder of this Letter of Transmittal and indicate here the number of Shares represented by the lost or destroyed certificate(s):_________ (Number of Shares).

To BankBoston, N.A.

Ladies and Gentlemen:

  In connection with the merger (the "Merger") consummated on      , 1998, of
CDRD Merger Corporation, a Delaware corporation ("MergerCo") formed by Clayton, Dubilier & Rice Fund V Limited Partnership, with and into Dynatech Corporation, a Massachusetts corporation (the "Company", and after the Merger, the "Surviving Corporation"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 20, 1997 among MergerCo and the Company, the undersigned, the registered holder(s) (the "Certificate Holder(s)") of the share certificate(s) described above (the "Certificate(s)") formerly representing shares of common stock, par value $.20 per share (the "Shares"), of the Company, or the transferee or assignee of such Certificate Holder(s), hereby submits and surrenders to you the Certificate(s) in exchange for (i) $47.75 in cash, without interest thereon, and (ii) 0.5 shares of common stock, no par value, of the Surviving Corporation, for each share surrendered (collectively, the "Merger Consideration"). The undersigned has received and read the Notice of Special Meeting of Stockholders and Proxy Statement, including a summary of stockholders' appraisal rights and a copy of sections 85 through 98 of Chapter 156B of the General Laws of the Commonwealth of Massachusetts (the "MBCL"), all of which were sent previously to Certificate Holders by the Company.

  Subject to and effective upon acceptance for exchange and payment of and exchange and payment for the Certificates herewith, the undersigned hereby sells, assigns and transfers to the Company all right, title and interest in, to and represented by all the Certificates that are being surrendered hereby. The undersigned understands that surrender is not made in acceptable form until the receipt by the Exchange and Paying Agent of this Letter of Transmittal, or a facsimile hereof, duly completed and signed, and of the Certificate(s), together with all accompanying evidences of authority in form satisfactory to the Company. All questions as to validity, form and eligibility of any surrender of Certificate(s) hereunder will be determined by the Company and such determination shall be final and binding.

  The undersigned hereby irrevocably appoints the Exchange and Paying Agent as the true and lawful agent and attorney-in-fact of the undersigned to the full extent of the undersigned's rights with respect to the Certificate(s), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to exchange the Certificate(s), together with all accompanying evidence of transfer and authenticity, for the Merger Consideration therefor, all as provided herein and in the Merger Agreement.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender, sell, assign and transfer the certificates surrendered hereby and that when the same are accepted for exchange and payment by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange and Paying Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the certificates surrendered hereby.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the administrators, legal representatives, heirs, personal representatives, successors and assigns of the undersigned.

  Delivery shall be effected and the risk of loss and title to the Certificate(s) shall pass only upon proper delivery to the Exchange and Paying Agent at the address above.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check and stock certificates for the Merger Consideration in respect of any Certificate surrendered herewith in the name(s) of the registered holder(s) appearing under "Description of Share Surrendered" above. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check and stock certificates for the Merger Consideration in respect of any Certificate surrendered herewith to the address of the registered holder(s) appearing under "Description of Shares Surrendered" above. In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check and stock certificates for the Merger Consideration in respect of any Certificate surrendered herewith and mail said check and stock certificates, to the person(s) so indicated.

  THE UNDERSIGNED UNDERSTANDS THAT, EXCEPT FOR RECORD HOLDERS EXERCISING APPRAISAL RIGHTS WITH RESPECT TO ONE OR MORE BENEFICIAL OWNERS, (1) SUBMISSION OF THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AND PAYING AGENT WILL CONSTITUTE A WAIVER OF HIS OR HER RIGHT TO DEMAND PAYMENT OF THE FAIR VALUE OF HIS OR HER SHARES PURSUANT TO SECTIONS 85 THROUGH 98 OF THE MBCL, AND (2) IF HE OR SHE HAS FILED A DEMAND FOR PAYMENT WITH RESPECT TO THE SHARES FORMERLY REPRESENTED BY THE CERTIFICATE(S) SUBMITTED AND SURRENDERED HEREWITH, THE UNDERSIGNED BY SUBMISSION TO THE EXCHANGE AND PAYING AGENT OF THIS LETTER OF TRANSMITTAL HEREBY WITHDRAWS SUCH DEMAND AND AGREES THAT THE FAIR VALUE OF SUCH SHARES IS NOT MORE THAN THE MERGER CONSIDERATION.

--------------------------------------------------------------------------------
 SPECIAL PAYMENT INSTRUCTIONS (SEE           SPECIAL DELIVERY INSTRUCTIONS
    INSTRUCTIONS 1, 4, 5 AND 6)             (SEE INSTRUCTIONS 1, 4, 5 AND 6)

  To be completed ONLY if the               To be completed ONLY if the
 check and stock certificates for          check and stock certificates for
 the Merger Consideration in re-           the Merger Consideration in re-
 spect of any Certificates surren-         spect of any Certificates surren-
 dered herewith are to be issued           dered herewith are to be mailed
 in the name of someone other than         to an address, other than the ad-
 the registered holder(s):                 dress to which this Letter of
                                           Transmittal was originally ad-
  Register in the name of:                 dressed or to someone other than
                                           the registered holder(s) at an
 Name _____________________________        address other than that shown
           (PLEASE PRINT)                  above or, if the box immediately
 Address __________________________        to the left is completed, other
                                           than the address appearing there-
                                           in.
 __________________________________
                 (INCLUDE ZIP CODE)         Mail or deliver to:

                                           Name______________________________
 __________________________________
   (TAXPAYER IDENTIFICATION NO.)                     (PLEASE PRINT)
     (SEE SUBSTITUTE FORM W-9)             Address __________________________
                                           __________________________________
                                                       (ZIP CODE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SIGN HERE
                      (COMPLETE SUBSTITUTE FORM W-9 BELOW)

 ____________________________________________________________________________

 ____________________________________________________________________________
                        SIGNATURE(S) OF STOCKHOLDER(S)

 Name(s)_____________________________________________________________________
                                (PLEASE PRINT)
 ____________________________________________________________________________

 Capacity (if applicable) (full title) ______________________________________

 Address_____________________________________________________________________
 ____________________________________________________________________________
                              (INCLUDE ZIP CODE)

 Area Code and Telephone Number _____________________________________________

 Tax Identification Number __________________________________________________
 Dated: _______________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
   FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
                                     BELOW.

 Authorized Signature _______________________________________________________

 Name _______________________________________________________________________

 Name of Firm _______________________________________________________________

 Address ____________________________________________________________________

 ____________________________________________________________________________
                             (Include Zip Code)

 Area Code and Telephone Number _____________________________________________

 Dated: _____________________________________________________________________
--------------------------------------------------------------------------------

                           IMPORTANT TAX INFORMATION

BACKUP WITHHOLDING

  Under federal income tax law, a stockholder whose surrendered Certificates are accepted for exchange and payment is required to provide the Exchange and Paying Agent with such stockholder's correct taxpayer identification number ("TIN") by completing the enclosed Substitute Form W-9 and by certifying that the TIN provided is correct and that (1) such stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding due to underreporting of interest or dividends or (2) the Internal Revenue Service has notified such holder that he or she is no longer subject to backup withholding. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Exchange and Paying Agent is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the Internal Revenue Service. In addition, payments of cash that are made to such stockholder with respect to Certificates surrendered will be subject to backup withholding unless the stockholder qualifies for an exemption from backup withholding.

  A stockholder who surrenders Certificates is required to provide the Exchange and Paying Agent the TIN of the record owner of the Certificates. If the Certificates are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Exchange and Paying Agent. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Exchange and Paying Agent is required to withhold 31% of any payments of cash made to the stockholder in respect of his or her surrendered Certificates. Backup withholding is not an additional tax. Rather, the tax liability of a stockholder subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, such stockholder may be entitled to a refund, provided that the required information is furnished to the Internal Revenue Service.

FOREIGN STOCKHOLDERS--WITHHOLDING

  In the case of a foreign stockholder, the Exchange and Paying Agent will withhold 30% of any payments of cash made to the foreign stockholder unless the foreign stockholder (1) establishes in a manner satisfactory to the Exchange and Paying Agent and the Company that the cash received by the stockholder will qualify for treatment as proceeds of a "sale or exchange" of the Certificates of the stockholder that are accepted for exchange and payment, (2) provides a properly completed Internal Revenue Service Form 4224 that establishes that the cash received by the stockholder is effectively connected with the conduct of a trade or business in the United States or (3) provides a properly completed Internal Revenue Service Form 1001 that establishes that the stockholder qualifies for a reduced rate of withholding (in which case the Exchange and Paying Agent will withhold at such reduced rate). For this purpose, a foreign stockholder is any stockholder that is not
(i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the law of the United States or any political subdivision thereof (other than any partnership treated as foreign under Treasury Regulations), (iii) any estate the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust with respect to the administration of which a court within the United States is able to exercise primary supervision and which has one or more United States fiduciaries who have the authority to control all substantial decision of the trust. IRS Forms 4224 and 1001 may be obtained from the Exchange and Paying Agent.

  A foreign stockholder with respect to whom tax has been withheld may be eligible to obtain a refund of all or a portion of the withheld tax if the foreign stockholder establishes that the cash received by the stockholder will qualify for treatment as proceeds of a "sale or exchange" or is otherwise able to establish that no tax or a reduced amount of tax was due.

--------------------------------------------------------------------------------
                         PAYER'S NAME: BANKBOSTON, N.A.
--------------------------------------------------------------------------------
                        PART I--PLEASE PROVIDE YOUR    Social Security Number
                        TIN IN THE BOX AT THE RIGHT          or Employer
                        AND CERTIFY BY SIGNING AND      Identification Number
                        DATING BELOW.
                                                       ----------------------
                       --------------------------------------------------------
 SUBSTITUTE             PART II--For Payees exempt from backup withholding,
                        see the enclosed Guidelines for Certification of
 FORM W-9               Taxpayer Identification Number on Substitute Form W-9
 DEPARTMENT OF          and complete as instructed therein.
 THE TREASURY
 INTERNAL               CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY
 REVENUE                THAT:
 SERVICE
                        (1)  The number shown on this form is my correct TIN
 PAYER'S REQUEST             (or I am waiting for a number to be issued to
 FOR TAXPAYER                me); and
 IDENTIFICATION
 NUMBER ("TIN")         (2)  I am not subject to backup withholding either
                             because I have not been notified by the Internal
                             Revenue Service (IRS) that I am subject to backup
                             withholding as a result of a failure to report all
                             interest or dividends, or the IRS has notified me
                             that I am no longer subject to backup withholding.
                       --------------------------------------------------------
                        CERTIFICATION INSTRUCTIONS--You must
                        cross out item (2) above if you have
                        been notified by the IRS that you are
                        subject to backup withholding because       PART III
                        of underreporting interest or divi-
                        dends on your tax return. However, if     PLEASE CHECK
                        after being notified by the IRS that      BOX AND
                        you were subject to backup withhold-      COMPLETE
                        ing, you received another notifica-       "CERTIFICATE
                        tion from the IRS that you were no        OF AWAITING
                        longer subject to backup withholding,     TAXPAYER
                        do not cross out Item (2), (Also see      IDENTIFICATION
                        the instructions in the enclosed          NUMBER" IF
                        Guidelines.)                              YOU DO NOT
                                                                  HAVE A TIN

                        --------------------------------------
                                                                   Awaiting
                                                                    TIN [_]

                        Signature: _______________ Date: ___
                        Name (please print):
--------------------------------------------------------------------------------
 NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
       BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW
       THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                        PART III OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature: ______________________________ Date: _____________________________

 Name (please print): _________________________________________________________
--------------------------------------------------------------------------------

                  INSTRUCTIONS FOR SURRENDERING CERTIFICATES

  1. Guarantee of Signatures. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a member in good standing of the Securities Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Program (each of the foregoing being referred to as an "Eligible Institution" and, collectively, as "Eligible Institutions"), unless the Shares surrendered thereby are surrendered (i) by a registered holder of Shares who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 4. If the certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made to, or certificates evidencing surrendered Shares are to be issued to, a person other than the registered owner or owners or if payment is to be delivered to, or if certificates evidencing surrendered shares are to be returned to an address other than the address to which this Letter of Transmittal was originally addressed, then the surrendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates or stock powers, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution. See Instruction 4.

  2. Delivery of Letter of Transmittal and Certificates. The method of delivery of Certificates, the Letter of Transmittal and all other required documents, is at the option and risk of the Certificate Holder. If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended.

  3. Inadequate Space. If the space provided herein is inadequate, the Certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Certificates surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

  If any of the Certificates surrendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Certificates surrendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Certificates surrendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Merger Consideration is to be made in the name of any person other than the registered holder(s) or the Merger Consideration is to be delivered to an address other than the address to which this Letter of Transmittal was originally addressed. Signatures on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificates surrendered hereby, the Certificate must be endorsed or accompanied by appropriate stock powers in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificates. Signatures on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

  5. Stock Transfer Taxes. The Company will pay any stock transfer taxes with respect to the sale and surrender of any Certificates to it pursuant to the Merger, except, however, if payment of the Merger Consideration in respect of any Certificates surrendered herewith is to be made to any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Merger Consideration unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

  Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

  6. Special Payment and Delivery Instruction. If the check and stock certificates for the Merger Consideration in respect of any Certificates surrendered herewith is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if the check is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

  7. Substitute Form W-9. Each former stockholder who surrenders one or more Certificates is required to provide the Exchange and Paying Agent with such former stockholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided above, unless an exemption applies. Failure to provide the information on the Substitute Form W-9 may subject the former stockholder to a $50 penalty and to 31% federal income tax backup withholding on the payment of the Merger Consideration in respect of any Certificate surrendered herewith.

  8. Lost, Stolen or Destroyed Certificate(s). If a Certificate Holder's physical Certificate(s) has been lost, stolen or destroyed, please check the appropriate box on the face of this Letter of Transmittal and indicate the number of Shares, which then should be delivered to the Exchange and Paying Agent after being otherwise properly completed and duly executed. In such event, the Exchange and Paying Agent will forward additional documentation necessary to be completed in order to effectively surrender such lost, stolen or destroyed Certificate(s). The former stockholder will have to post a surety bond in respect of such lost, stolen or destroyed Certificate(s).

  9. Requests for Assistance or Additional Copies. Request for assistance or additional copies of this Letter of Transmittal may be obtained from the Exchange and Paying Agent at the address set forth above or by calling (617) 575-3120.